Driving Growth through Commercial Excellence and Business Development September 2020 |

Forward Looking Statement Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio. All statements other than historical facts may be forward-looking statements; words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “on track,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will,” “aim” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio. Factors that could cause Assertio’s actual results to differ materially from those implied in the forward-looking statements include: (1) risks related to disruption of management time from ongoing business operations due to the integration of the merger with Zyla Life Sciences (the “Merger”); (2) unexpected costs, charges or expenses resulting from the Merger; (3) the ability of the Assertio to retain key personnel; (4) potential adverse changes to business relationships resulting from the Merger; (5) the combined company’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; (6) negative effects of the Merger on the market price of Assertio’s common stock, credit ratings and operating results; (7) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio operates; (8) Assertio’s ability to successfully pursue business development, strategic partnerships, and investment opportunities to build and grow for the future; (9) the commercial success and market acceptance of Assertio’s products; (10) coverage of our products by payors and pharmacy benefit managers; (11) our ability to execute on our sales and marketing strategy, including developing relationships with customers, physicians, payors and other constituencies; (12) the entry of any generic products for any of our products; (13) the outcome of our opioid-related investigations, our opioid-related litigation brought by state and local governmental entities and private parties, and our insurance, antitrust and other litigation, and the costs and expenses associated therewith; (14) Assertio’s estimates regarding expenses, future revenues, capital requirements and needs for additional financing; (15) Assertio’s ability to generate sufficient cash flow from its business to make payments on its indebtedness, Assertio’s ability to restructure or refinance its indebtedness and Assertio’s compliance with the terms and conditions of the agreements governing its indebtedness; (16) compliance or non-compliance with legal and regulatory requirements related to the development or promotion of pharmaceutical products in the U.S.; (17) Assertio’s plans to acquire, in-license or co-promote other products, and/or acquire companies; (18) Assertio’s ability to raise additional capital, if necessary; (19) variations in revenues obtained from collaborative agreements; (20) Assertio’s collaborative partners’ compliance or non-compliance with obligations under its collaboration agreements; (21) the ability of Assertio’s common stock to regain compliance with Nasdaq’s minimum closing bid requirement of at least $1.00 per share; (22) the impact of Zyla’s bankruptcy and acquisition of products from Iroko Pharmaceuticals; (23) obtaining and maintaining intellectual property protection for our products; (24) Assertio’s ability to operate its business without infringing the intellectual property rights of others; (25) the outcome of any other litigation in which Assertio is or may be involved; (26) the impact of disasters, acts of terrorism or global pandemics; (27) general market conditions; and other risks listed in Assertio’s filings with the United States Securities and Exchange Commission (“SEC”). These risks are more fully described in the joint proxy statement/prospectus filed with the SEC in connection with the Merger and Assertio’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and in other filings Assertio makes with the SEC from time to time. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law. 2 |

Experienced Team with Proven Track Record of Success Todd Smith Mark Strobeck, Megan Timmins Dan Peisert Sarah Longoria CEO, President PhD General Counsel CFO VP of HR and Director COO 3 |

Supportive and Experienced Board Timothy Walbert Arthur Higgins Lead Independent Director Non-executive Chairman Chairman, President and CEO of Horizon • Heather Mason • Peter D. Staple Former Senior Executive, Abbott Laboratories Former CEO, Corium International, Inc. • William T. McKee • James L. Tyree Former CFO, Barr Pharmaceuticals Managing Partner, Tyree & D’Angelo • Andrea Heslin Smiley Partners President and CEO, VMS BioMarketing • David Wheadon • Todd Smith Former Senior Executive, AstraZeneca plc President and CEO, Assertio 4 |

Assertio Presents a Unique Investment Opportunity Transformed the Company Growing Portfolio of Branded, Strong Financial Foundation Differentiated Prescription Medications • ‘19 pro forma net product sales of $126.3 MM May 2020 • $40 MM in synergies • Business was profitable on Zyla Life Sciences adjusted EBITDA basis in Q2 + despite COVID-19 disruption Assertio Therapeutics • $59.4 MM in cash & equivalents as of 6/30/20 • Pre-paid $10 MM of senior • Early Q3 prescription trends show secured debt in July growing demand versus pre-merger ‒ $85 MM of senior secured levels supporting execution of new debt due 2024 commercial strategy 5 |

Complimentary Product Portfolios Zyla Life Sciences Assertio Therapeutics 1 Sold to Collegium Paid off Assertio debt 1 Sold to Alvogen 80 sales representatives 70 sales representatives 6 | 1. In process of terminating iCeutica license for Solumatrix products.

Focused on Neurology, Hospital and Pain & Inflammation Pain & Neurology Inflammation Hospital 10 sales territories 70 sales territories 7 |

Positioned to Grow through Execution, Cash Management & BD Commercial execution • Optimized newly integrated commercial salesforce • Launched new commercial strategy • Neurology focused sales team • New SPRIX distribution • Launched hub and SP network Financial controls and efficiencies designed to optimize cash flow • Created lean and efficient organization • Combined synergy potential upwards of $40 MM • Pre-paid $10 MM of senior secured debt Expand and diversify through product acquisition and M&A • Well positioned to take advantage of specialty pharma market consolidation • Financials position us to acquire additional products to fuel our growth • Targeting 1-2 product and/or M&A deals over next 12 months 8 |

Commercial Excellence w/ New Strategy Addressing Today’s Market The Right Team The Process in Place • Proven leadership with track record of • Data-driven targeting to optimize results efficiencies • Metrics-focused sales management • Impactful brand promise that focuses on • Neurology sales team & NSAID sales team reducing hassle for physicians and • Experience in key elements of increasing patient access (co-pay card, commercialization (market access, patient samples, hotline) services, distribution, brand, analytics, • Delivering differentiated products market research, salesforce optimization) The Opportunity • Take advantage of trend toward non-opioid pain products • Platform capabilities enable us to seamlessly add new product offerings • Primed to be a consolidator in a market ripe for opportunity COVID-19 • Assessing impact of COVID-19 on full potential, in-person and frequency limited • Expect optimization of commercial execution to continue to improve over time 9 |

Hub & SP Network Supports Patient Access and Profitability Current Models Have Limitations Assertio’s Innovative Hub and SP Network Traditional Retail Specialty Pharmacy  Pharmacies purchase directly from Assertio  Network is scalable and adaptable to product • Additional distribution costs • Cost improvements demand concentrations  Commitment to outstanding, differentiated patient • Fulfillment challenges • Fulfillment improved services • Limited PA support and access • Strong PA support and  Cost savings via consignment dispense capabilities to co-pay support manufacturer copay program  Data & analytics enable corporate insights & field- level pull through through Assertio’s innovative hub is an improvement over current, limited SP models Added benefit with COVID-19—no touch interactions 10 |

SPRIX Positioned to Grow in Neurology & Outpatient Surgery

SPRIX®
(ketorolac tromethamine)
Nasal Spray
15.75 mg per spray
SPRIX KNOWS RELIEF

>17 MM
Outpatient surgeries/yr in U.S.

Selling Strategy

- Neurology focus:
  - Pain associated with headaches
  - Complete solution offered with Cambia

- Outpatient surgeries:
  - Delayed due to COVID-19
  - ~11% annual growth
  - 40%+ of SPRIX use



Dr. Benson, neurologist[1]



Dr. James, urologist[1]

Commercial Progress

- Leveraging hub to maximize access and reduce costs
- 25% prescription growth in Q1 over Q4:19
- Early Q3 trends showing growth over Q2

1. From marketing materials used as examples of target physicians.

11 |

Cambia, Fast-Acting NSAID with Unique Migraine Indication

CAMBIA®
Diclofenac Potassium for Oral Solution

>38 MM
People in U.S. have migraines


Madison

Migraine sufferer[1]

12%
Growth in global market

Selling Strategy

- New dedicated selling team calling on headache and migraine specialists
  - Focused on neurologists
  - Complements SPRIX
- Promotionally sensitive

Commercial Progress

- Piloted innovative hub in select territories
- Promising early results in Q3

1. From marketing materials used to represent a patient.

12 | ASSERTIO

Growth Seen in July for Zipsor 1 Selling Strategy • 70 sales representatives calling on NSAID/diclofenac specific targets • Promoted for first time to dedicated targets >70 MM Commercial Progress NSAID • Piloted innovative hub in select prescriptions 10 MM+ territories Diclofenac annual written/yr in U.S. • Greater than expected prescription prescriptions, volume growth seen in early Q3 2nd largest NSAID by volume 13 | 1. From marketing materials used as a typical patient.

Life Cycle Management Strategy for Indocin >2 MM 600 K Indomethacin ERCP retail Rx’s procedures annually annually Commercial Medical Field P3 NPP Med Affairs MSLs Distribution Telesales Email Growth Strategy Life Cycle Management • Sales representatives promoting both forms • Working with academic experts and researchers • Telemarketing to appropriate indomethacin writers • Researching to identify new opportunities for • Consistent year over year growth expanded indications 14 |

Key Products Have Barriers to Generic Competition Product Barriers SPRIX  Cold chain product  Complicated manufacturing  Exclusive HUB/Pharmacy network INDOCIN  Exclusive agreement with Cosette Pharmaceuticals to 2023  Complex manufacturing  Researching additional ways to secure product further CAMBIA1  Patent protection through 2026  Moving towards same SP/HUB as SPRIX; expecting improved activation and patient access and adherence  Developing additional life cycle options ZIPSOR2  Patent protection through 2029  Moving towards same SP/HUB as SPRIX and expecting improved activation and patient access and adherence 1 Settlement allows early entrant in 2023. 2 Settlement allows early entrant in 2022. 15 |

Financials |

Financial Snapshot: Q2 2020 Built Infrastructure for Long-term Growth, Yields High Incremental Margins • 2019 pro forma net product sales of $126.3 MM • $27.7 MM in pro forma net product sales in Q2:20, slightly over Q1:20 pro forma results • On track to recognize $40.0 MM annually in synergies from the merger with Zyla • As part of merger close, paid off $76.7 MM in Assertio convertible debt and $13.0 MM of Zyla debt • Received $50 MM from Alvogen as payment-in-full of all Gralise royalties, accelerating payment of $38.8 MM • Received $6 MM from the sale of the Collegium warrant • Ended Q2 with cash of $59.4 MM • In July, pre-paid $10 MM of senior secured debt 17 |

Plan to Continue to Grow Through BD and M&A Foundation in Place PatientUtilize commercial infrastructure for growth to realize full M&A Supportsynergies. (i.e. Zyla-Assertio) Focused Seeking under-commercialized, broad therapeutic areas Product Acquisitions and additional intellectual property. Opportunity (i.e. SPRIX, Iroko portfolio) for Growth Commercial Excellence Plan to grow organically through 3 business areas Financial Infrastructure Net product sales, cash, low debt to EBITDA Goal: To execute 1-2 Deals in Next 12 Months 18 |

2020 Milestones  Financial synergies to be fully realized in 2021  Launched new commercial strategy  Created a dedicated Neurology sales force  Launched MSLs to support INDOCIN development and education  Early Q3 positive trends  Pre-paid $10 MM of senior secured debt  Anticipate executing one to two business development transaction in next 12 months 19 |

Non-GAAP Financial Measures To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the Company has included information about non-GAAP measures of EBITDA and adjusted EBITDA as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies. • 20 |

Specified Items Non-GAAP measures presented within this release exclude specified items. The Company considers such specified items to be significant income/expense items not indicative of current operations. Specified items include non-cash adjustments to Collegium agreement revenue and cost of sales, adjustments to sales reserves for products the Company is no longer selling, interest income, interest expense, amortization expense, stock-based compensation expense, depreciation expense, income taxes, transaction-related costs, CEO transition and restructuring costs, legal costs and expenses incurred in connection with opioid-related litigation, investigations and regulations pertaining to the company’s historical commercialization of opioid products, certain types of legal settlements, disputes, fees and costs, gains or losses resulting from debt refinancing or extinguishment, gains or losses from non-cash adjustments to long-lived assets and assets not part of current operations, and amortization of fair value inventory step-up as result of purchase accounting. 21 |

Pro Forma Items The Company is providing pro forma net product sales to show the net product sales as if the Zyla Merger had been completed as of January 1, 2019, and therefore the Company operated on a combined basis, including Zyla, for the entirety of 2019 and 2020 periods presented in this release. The Company believes this supplemental information is useful to help investors understand the results of the combined operations, including Zyla, and assess the Company’s performance from period to period. 22 |

Reconciliation of GAAP Net Income (Loss) to Non-GAAP & Adjusted EBITDA (in thousands) (unaudited) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Financial Statement Classification Net (loss) income (GAAP) $ (34,499) $ (13,605) $ 6,731 $ (27,906) Interest expense 1,604 14,842 10,278 31,396 Interest expense Income tax (benefit) expense (9,472) 1,141 (7,424) 1,351 Income tax benefit (expense) Depreciation expense 396 279 669 616 Selling, general and administrative expenses Amortization of intangible assets 4,855 25,443 12,650 50,887 Amortization of intangible assets EBITDA (Non-GAAP) $ (37,116) $ 28,100 $ 22,904 $ 56,344 Adjustments: NUCYNTA, Lazanda and Gralise revenue reserves (1) (462) 145 (1,108) 12 Product sales, net Commercialization agreement revenues (2) — 1,933 1,846 3,863 Commercialization agreement, net Inventory Step-up (3) 2,422 — 2,422 — Cost of sales Transaction-related costs (4) 8,377 — 16,071 — Selling, general and administrative expenses Expenses for opioid-related litigation, investigations and regulations (5) 1,097 2,350 3,225 4,850 Selling, general and administrative expenses Contingent consideration related to product acquisitions (6) — (142) — (142) Selling, general and administrative expenses Loss on debt extinguishment, net (7) 16,272 56,113 — Multiple Stock-based compensation (8) 3,593 2,634 5,527 5,336 Multiple Other (9) — (172) 1,854 (673) Multiple Gain (loss) on sale of NUCYNTA (10) (1,006) — 14,749 — Gain (Loss) on sale of NUCYNTA Change in fair value of warrants (11) 484 1,848 3,629 3,477 Other loss Restructuring cost - related to merger (12) 5,520 — 5,520 — Restructuring charges (Loss) gain on sale of Gralise (13) $ 850 $ — $ (126,655) $ — (Loss) Gain on sale of Gralise Adjusted EBITDA (Non-GAAP) 31 36,696 6,097 73,067 |